Derivative instruments and hedging activities - Offsetting of derivative instruments and related collateral amounts (Parenthetical) (Detail) (JPY ¥) In Billions, unless otherwise specified	Sep. 30, 2013	Mar. 31, 2013
Derivative [Line items]
Cash collateral receivables against net derivative liabilities	¥ 1,012	¥ 985
Cash collateral payables against net derivative assets	937	1,033
Cash collateral receivables have not been offset against net derivatives	164	220
Cash collateral payables have not been offset against net derivatives	¥ 507	¥ 497